UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ACE Limited
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Invitation to the Annual General Meeting of ACE Limited

Wednesday, May 18, 2011, 2:45 p.m. Central European time (doors open at 1:45 p.m. Central European time)

at the offices of ACE Limited, Bärengasse 32, 8001 Zurich, Switzerland

AGENDA ITEMS

ITEM 1

Election of Directors

ITEM 1.1 Election of Evan G. Greenberg

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that Evan G. Greenberg be elected to the Board of Directors for a three-year term expiring at the 2014 annual general meeting.

ITEM 1.2 Election of Leo F. Mullin

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that Leo F. Mullin be elected to the Board of Directors for a three-year term expiring at the 2014 annual general meeting.

ITEM 1.3 Election of Olivier Steimer

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that Olivier Steimer be elected to the Board of Directors for a three-year term expiring at the 2014 annual general meeting.

ITEM 1.4 Election of Michael P. Connors

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that Michael P. Connors be elected to the Board of Directors for a three-year term expiring at the 2014 annual general meeting.

ITEM 1.5 Election of Eugene B. Shanks, Jr.

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that Eugene B. Shanks. Jr. be elected to the Board of Directors for a three-year term expiring at the 2014 annual general meeting.

ITEM 1.6 Election of John A. Krol

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that John A. Krol be elected to the Board of Directors for a one-year term expiring at the 2012 annual general meeting.

ITEM 2

Approval of the annual report and financial statements for the year ended December 31, 2010

ITEM 2.1 Approval of the annual report

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that the Company’s annual report to shareholders for the year ended December 31, 2010 be approved.

ITEM 2.2 Approval of the statutory financial statements of ACE Limited

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that the statutory financial statements of ACE Limited for the year ended December 31, 2010 be approved.

ITEM 2.3 Approval of the consolidated financial statements

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that the Company’s consolidated financial statements for the year ended December 31, 2010 be approved.

ITEM 3

Allocation of disposable profit

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that the Company’s disposable profit as shown below be carried forward without distribution of a dividend (other than through capital contributions reserves as described in Agenda Item No. 6). At December 31, 2010, 334,942,852 of the Company’s shares (excluding treasury shares) were eligible for dividends. The following table shows the appropriation of available earnings in Swiss francs as proposed by the Board of Directors for the fiscal year ended December 31, 2010.

in millions of Swiss francs
Net income	8
Balance, beginning of period	1,665
Attribution to reserve for treasury shares	(305)
Par value reduction on treasury shares	2

Balance carried forward	1,370

The Board of Directors proposes to the Annual General Meeting to appropriate the net income to the free reserve in accordance with the table above.

ITEM 4

Discharge of the Board of Directors

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that the members of the Board of Directors be discharged for the financial year ended December 31, 2010.

ITEM 5

Election of Auditors

ITEM 5.1 Election of PricewaterhouseCoopers AG (Zurich) as our statutory auditor until the next annual ordinary general meeting

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that PricewaterhouseCoopers AG (Zurich) be elected as the Company’s statutory auditor until the next annual ordinary general meeting.

ITEM 5.2 Ratification of appointment of PricewaterhouseCoopers LLP (United States) as independent registered public accounting firm for United States securities law reporting for the year ending December 31, 2011

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that the Annual General Meeting ratifies the appointment of PricewaterhouseCoopers LLP (Philadelphia, Pennsylvania, United States) as the Company’s independent registered public accounting firm for purposes of United States securities law reporting for the year ending December 31, 2011.

ITEM 5.3 Election of BDO AG (Zurich) as special auditing firm until the next annual ordinary general meeting

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that BDO AG, Fabrikstrasse 50, 8031 Zurich, Switzerland be elected as the Company’s special auditing firm until the next annual ordinary general meeting.

ITEM 6

Approval of dividends from legal reserves

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that the Annual General Meeting approves the following dividend in the form of a distribution from the capital contributions reserves account, a subaccount of the legal reserves. The blank numbers in the following resolution will be completed based upon the Company’s actual share capital upon the date of the Annual General Meeting and applicable exchange rate calculations described below:

1.	The aggregate amount of CHF [•(number of shares as registered in the Commercial Register on the date of the annual general meeting) x • (USD 1.40 x USD/CHF currency exchange ratio as published in The Wall Street Journal on the fourth New York business day prior to the date of the 2011 Annual General Meeting; rounded down to the next centime)] (“Aggregate Dividend Amount From Capital Contributions Reserves”) shall be transferred from the capital contributions reserves account, a subaccount of the legal reserves, to the Company’s free reserves and subsequently distributed by way of Dividend From Capital Contributions Reserves of CHF [• (USD 1.40 x USD/CHF currency exchange ratio as published in The Wall Street Journal on the fourth New York business day prior to the date of the 2011 Annual General Meeting; rounded down to the next centime)] per share as follows:

2.	The Aggregate Dividend Amount From Capital Contributions Reserves shall be paid to shareholders in four equal quarterly installments in the amount of CHF [•(USD 0.35 per share x USD/CHF currency exchange ratio as published in The Wall Street Journal on the fourth New York business day prior to the date of the 2011 Annual General Meeting; rounded down to the next centime)] per share (“Quarterly Dividend Amount From Capital Contributions Reserves”) by the end of July 2011, the end of October 2011, the end of January 2012 and the end of April 2012.

3.	The Quarterly Dividend Amount From Capital Contributions Reserves equals USD 0.35 (“Quarterly Dollar Amount”) based on a USD /CHF exchange ratio of CHF [•completed at the date of the annual general meeting] (rounded down to the next whole centime) per (one) USD (being the USD/CHF currency exchange ratio as published in The Wall Street Journal on the fourth New York business day prior to the date of the 2011 Annual General Meeting). The Quarterly Dividend Amount From Capital Contributions Reserves and the Aggregate Dividend Amount From Capital Contributions Reserves are subject to the following adjustments as a result of USD /CHF currency fluctuations:

(i)	The Quarterly Dividend Amount From Capital Contributions Reserves is to be adjusted as a result of currency fluctuations such that each quarterly Dividend amount shall equal an amount calculated as follows (rounded down to the next whole centime):

Quarterly Dividend Amount From Capital Contributions Reserves = Quarterly Dollar Amount x USD / CHF currency exchange ratio as published in The Wall Street Journal on June 28, 2011, for the first quarterly dividend payment, on September 28, 2011, for the second quarterly dividend payment, on December 28, 2011, for the third quarterly dividend payment, and on March 28, 2012, for the fourth quarterly dividend payment.

(ii)	The adjustment of the Aggregate Dividend Amount From Capital Contributions Reserves shall be capped at CHF 667 million. The cap is subject to adjustment for new shares issued pursuant to paragraph 4 below.

4.	The Aggregate Dividend Amount From Capital Contributions Reserves pursuant to paragraph 1 (as adjusted pursuant to paragraph 3(i) as well as the cap for adjustments to the Aggregate Dividend Amount From Capital Contributions Reserves pursuant to paragraph 3(ii)) shall be increased (to a maximum of CHF 1.06 billion) by quarterly dividend payments on shares that are issued from authorized share capital and conditional share capital after the Annual General Meeting and before the record date of the applicable Quarterly Dividend Amount From Capital Contributions Reserves. Quarterly Dividend Amounts From Capital Contributions Reserves that would otherwise exceed such maximum limit shall be reduced to equal the Swiss franc amount remaining available under such maximum limit, and the U.S. dollar amount distributed will be the then-applicable U.S. dollar equivalent of that Swiss franc amount. In addition, any Quarterly Dividend Amount From Capital Contributions Reserves shall be adjusted to reflect shares acquired after the Annual General Meeting and held in treasury on the record date of the applicable Quarterly Dividend Amount From Capital Contributions Reserves.

5.	The Board of Directors is instructed to determine the procedure for the payment of the Quarterly Distribution Amounts From Capital Contributions Reserves.

ITEM 7

Advisory vote on executive compensation

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that the compensation paid to the company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and any related material disclosed in the Company’s proxy statement be approved.

Agenda Item No. 7 is an advisory vote. As such, it is not binding in nature.

ITEM 8

Advisory vote on the frequency of submission of advisory vote on executive compensation to shareholders

PROPOSAL OF THE BOARD OF DIRECTORS

By voting on this Agenda Item No. 8, shareholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years. The option of one year, two years or three years that receives the highest number of votes cast by shareholders will be the frequency for the advisory vote on executive compensation that has been selected by shareholders. Although the vote is non-binding, the Compensation Committee and the Board of Directors value the opinions of the shareholders and will consider the outcome of the vote when determining the frequency of the shareholder vote on executive compensation.

The Board of Directors has not made a recommendation regarding Agenda Item No. 8 because it has decided to consider the views of the Company’s shareholders before making a determination as to the frequency of the advisory vote on executive compensation.

ORGANIZATIONAL MATTERS

Admission to the Annual General Meeting

Shareholders who are registered in the share register on March 30, 2011, will receive the proxy statement and proxy cards from the share registrar. Beneficial owners of shares will receive an instruction form from their broker, bank, nominee or custodian acting as shareholder of record to indicate how they wish their shares to be voted. Beneficial owners who wish to vote in person at the Annual General Meeting are requested to obtain a power of attorney from their broker, bank, nominee or other custodian that authorizes them to vote the shares held by them on their behalf. In addition, these shareholders must bring to the Annual General Meeting an account statement or letter from the broker, bank or other nominee indicating that they are the owner of the shares. Shareholders of record registered in the share register are entitled to vote and may participate in the Annual General Meeting. Each share carries one vote. The exercise of the voting right is subject to the voting restrictions set out in the Articles of Association.

Shareholders who upon application become registered as shareholders with respect to their shares in the share register after March 30, 2011, but on or before May 2, 2011, and wish to vote those shares at the Annual General Meeting, will need to obtain a proxy for identification purposes from the registered voting rights record holder of those shares as of the record date of the Annual General Meeting to vote their shares in person at the Annual General Meeting. Alternatively they may also obtain the proxy materials by contacting Investor Relations by telephone at +1-441-299-9283 or via e-mail at investorrelations@acegroup.com. Shareholders registered in the share register (as opposed to beneficial holders of shares held in “street name”) who have sold their shares prior to May 2, 2011 are not entitled to vote those shares.

Granting of Proxy

Shareholders of record who do not wish to attend the Annual General Meeting have the right to grant the voting proxy directly to the Company officers named in the proxy card. In addition, shareholders can appoint Dr. Claude Lambert, Homburger AG, Weinbergstrasse 56/58, PO Box 194, CH-8042 Zurich, Switzerland, as independent proxy, in the sense of article 689c of the Swiss Code of Obligations with full rights of substitution, with the corresponding proxy card or grant a written proxy to any person, who does not need to be a shareholder.

The proxies granted to the independent proxy must be received by the independent proxy no later than May 11, 2011, 12:00 noon Central European time.

Registered shareholders who have appointed a Company officer or the independent proxy as a proxy may not vote in person at the meeting or send a proxy of their choice to the meeting, unless they revoke or change their proxies. Revocations must be received by the independent proxy no later than Thursday, May 11, 2011, 12:00 noon Central European time.

With regard to the items listed on the agenda and without any explicit instructions to the contrary, the Company officer acting as proxy and the independent proxy will vote according to the proposals of the Board of Directors. If new agenda items (other than those on the agenda) or new proposals or motions regarding agenda items set out in the invitation to the Annual General Meeting are being put forth before the meeting, the Company officer acting as proxy will vote in accordance with the position of the Board of Directors, as will the independent proxy in the absence of other specific instructions.

Beneficial owners who have not obtained a power of attorney from their broker or custodian are not entitled to vote in person at, or participate in, the Annual General Meeting.

Proxy holders of deposited shares

Proxy holders of deposited shares in accordance with article 689d of the Swiss Code of Obligations are kindly asked to inform the Company of the number of the shares they represent as soon as possible, but no later than May 18, 2011, 2:15 p.m. Central European time at the admission office.

Admission office

The admission office opens on the day of the Annual General Meeting at 1:45 p.m. Central European time. Shareholders of record attending the meeting are kindly asked to present their proxy card as proof of admission at the entrance.

Annual Report of ACE Limited

The ACE Limited 2010 Annual Report containing the Company’s audited consolidated financial statements with accompanying notes and its audited Swiss statutory financial statements prepared in accordance with Swiss law as well as additionally required Swiss disclosures is available on the Company’s web site in the Investor Information section at http://proxy.acegroup.com/phoenix.zhtml?c=100907&p=proxy. Copies of this document may be obtained without charge by contacting ACE Limited Investor Relations by phone (+1-441-299-9283). Copies may also be obtained, without charge, by contacting ACE Limited Investor Relations in writing or physically inspected at the offices of ACE Limited, Bärengasse 32, CH-8001 Zurich, Switzerland.

Zurich, April 26, 2011

On behalf of the Board of Directors

Evan G. Greenberg

Chairman